UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 30, 2008
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 31, 2008, Unifi, Inc. (the “Registrant”) issued a press release announcing its operating results for its fourth fiscal quarter ended June 29, 2008, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 2.06  MATERIAL IMPAIRMENTS.
     In connection with its annual audit for the fiscal year ended May 31, 2008, Yihua Unifi Fibre Industry Co. Ltd (“YUFI”), the Registrant’s joint venture with Sinopec Yizheng Chemical Fiber Co., Ltd. (“YCFC”), conducted an impairment review of its long-lived assets under Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”) and determined that the carrying value of its long-lived assets were not fully recoverable. As a result, YUFI recorded an impairment charge in the fourth fiscal quarter to adjust the carrying value of its long-lived assets. The Registrant recognized its 50% share in YUFI’s impairment charge, or $5.0 million, through its fourth fiscal quarter accounting for equity in losses of an unconsolidated affiliate. The SFAS 144 review described above was completed on July 30, 2008.
     The Registrant also announced a proposed agreement to sell its 50% ownership interest in YUFI to its partner, YCFC, for $10.0 million, pending final negotiation and execution of definitive agreements and the receipt of Chinese regulatory approvals. In connection with a review of the YUFI value during negotiations related to the sale, the Registrant initiated a review of the carrying value of its investment in YUFI, in accordance with APB Opinion No. 18, “The Equity Method of Accounting for Investments in Common Stock”. As a result of this review, the Registrant determined on July 30, 2008 that the current carrying value of the Registrant’s investment in YUFI exceeds its fair value. Accordingly, a pre-tax impairment charge of $1.8 million was recorded in the Registrant’s fourth fiscal quarter ended June 29, 2008 to adjust the carrying value of its investment in YUFI. The Registrant does not anticipate that the impairment charge will result in any future cash expenditures.
ITEM 7.01. REGULATION FD DISCLOSURE.
     On July 31, 2008, the Registrant will host a conference call to discuss financial results for its fourth fiscal quarter ended June 29, 2008. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation is presented as of July 31, 2008, and the Registrant does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01. OTHER EVENTS.
     On July 31, 2008, the Registrant issued a press release announcing its operating results for its fourth fiscal quarter ended June 29, 2008, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Also on July 31, 2008, the Registrant issued a press release announcing its intention to form Unifi Textiles Suzhou Co., Ltd. (“UTSC”), a wholly-owned, China-based subsidiary, which press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 31, 2008 with respect to the Registrant’s financial results for its fiscal quarter ended June 29, 2008.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on July 31, 2008.

99.3	Press Release dated July 31, 2008 announcing the Registrant’s intention to form UTSC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ Charles F. McCoy
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: July 31, 2008

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated July 31, 2008 with respect to the Registrant’s financial results for its fiscal quarter ended June 29, 2008.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on July 31, 2008.

99.3	Press Release dated July 31, 2008 announcing the Registrant’s intention to form UTSC.